SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

American Independence Funds Trust

American Independence Core Plus Fund (formerly, the American Independence Intermediate Bond Fund) (the “Fund”)

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

April __, 2011

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the Fund, a separate investment series of the Trust (the “Fund”), to be held at 10:00 a.m. (Eastern time) on April 27, 2011, at the Trust’s offices located at 335 Madison Avenue, Mezzanine, New York, NY  10017. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management on behalf of the Fund; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

1

American Independence Funds Trust

American Independence Core Plus Fund
(formerly, the American Independence Intermediate Bond Fund)
(the “Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 335 Madison Avenue, Mezzanine, New York, NY  10017, on April 27, 2011, at 10:00 a.m. (Eastern time) for the following purposes:

1.       To approve a new Sub-Advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management on behalf of the Fund; and

2.       To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved Proposal 1 noted above and recommended that shareholders vote “FOR” the proposal. The matter referred to above is discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on March 30, 2011, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

2

American Independence Funds Trust

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 27, 2011

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) with respect to the American Independence Core Plus Fund, formerly the American Independence Intermediate Bond Fund (the “Fund”), for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on April 27, 2011, at the Trust’s offices at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”).

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to the Proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about April 15, 2011. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUND”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board has fixed the close of business on March 30, 2011, as the record date (the “Record Date”) for determining holders of the Fund shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUND” for record date shares of the Fund.

_____________________

PROPOSAL 1 – Approval of Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the Fund

Shareholders of the Core Plus Fund are being asked to approve a proposed Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC (the “New Sub-Advisory Agreement). At a Board meeting held on June 25, 2010, the Board, including a majority of the Independent Trustees (as defined below), unanimously approved the New Sub-Advisory Agreement between American Independence Financial Services, LLC (“AIFS”) and Boyd Watterson Asset Management, LLC (“BWAM”) with respect to the Fund, subject to the approval of the Fund’s shareholders.

Under AIFS’ supervision, BWAM will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund.

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund.

Background

In May 2008, AIFS entered into an agreement with Fischer, Francis, Trees and Watts, Inc. and its affiliates (“FFTW”) to sub-advise the Fund. Recently, AIFS contemplated a change in the investment strategy of the Fund to include international and high yield investments and performed a due diligence search for advisors, including FFTW, to manage the new mandate. During their search, FFTW noted that it did not have a long-term performance record managing investments for the proposed mandate. On June 25, 2010, after careful consideration, the Board approved the termination of the current Sub-Advisory Agreement between AIFS and FFTW (the “Current Sub-Advisory Agreement”). AIFS provided notice to FFTW of such termination, which was effective as of the close of business on November 30, 2010. BWAM has been named as the sub-advisor to the Fund, with AIFS continuing as investment adviser, pursuant to an interim Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement” and, collectively with the New Sub-Advisory Agreement, the “BWAM Sub-Advisory Agreements”) until shareholder approval of the New Sub-Advisory Agreement.  AIFS recommended BWAM, and the Board approved the retention of BWAM to manage the Fund’s portfolio, based on a review of BWAM’s experience, personnel and performance in the management of similar mandates.

The Board approved the Interim Sub-Advisory Agreement between AIFS and BWAM, on behalf of the Fund, which was entered into and became effective on December 1, 2010. Pursuant to the Interim Sub-Advisory Agreement, BWAM serves as the Fund’s investment sub-adviser on an interim basis and is responsible for the day-to-day management of the Fund. Pursuant to Rule 15a-4 under the 1940 Act, BWAM may act as investment sub-adviser pursuant to the Interim Sub-Advisory Agreement for up to 150 days from the termination of the Current Sub-Advisory Agreement, pending shareholder approval of the New Sub-Advisory Agreement between AIFS and BWAM, on behalf of the Fund. Therefore, in order for BWAM to continue to act as investment sub-adviser to the Fund beyond April 29, 2011, the New Sub-Advisory Agreement must be approved by shareholders of the Fund.

In connection with the retention of BWAM as investment sub-adviser, the name of the Fund changed to American Independence Core Plus Fund effective as of the close of business on December 27, 2010. In addition to the name change, the Board approved changes to certain of the Fund’s investment policies. The Fund will continue to seek its investment objective of providing investors with a competitive total return, but will now invest up to 20% of its assets in international fixed income securities and up to 20% in high yield securities. These changes were made to add exposure to a broader variety of fixed income securities than the Fund previously engaged in. The Fund’s portfolio now includes international and high yield securities in addition to the investments permissible prior to the retention of BWAM.

FFTW Sub-Advisory Agreement

FFTW previously served as the Fund’s investment sub-adviser pursuant to the Current Sub-Advisory Agreement, which was most recently approved by the Board on June 25, 2010, and by shareholders of the Fund on April 30, 2008.

On June 25, 2010, the Board approved the termination of the Current Sub-Advisory Agreement and AIFS provided notice to FFTW of such termination, effective as of November 30, 2010.

Terms of the Interim Sub-Advisory Agreement

Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Trustees who are not parties to the BWAM Sub-Advisory Agreements or interested persons (as defined in the 1940 Act) of the Trust or interested parties of such parties (other than as Trustees of the Trust) (the “Independent Trustees”)) to approve and enter into the Interim Sub-Advisory Agreement pursuant to which BWAM may serve as investment sub-adviser to the Fund for up to 150 days from the termination of the Current Sub-Advisory Agreement, pending receipt of shareholder approval of the New Sub-Advisory Agreement.

Based upon the considerations described below under “Approval of BWAM Sub-Advisory Agreements by the Board.” the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement on June 25, 2010. The Interim Sub-Advisory Agreement was entered into and became effective on December 1, 2010, upon the termination of the Current Sub-Advisory Agreement. The compensation paid to BWAM under the Interim Sub-Advisory Agreement is the same compensation that had been paid under the Current Sub-Advisory Agreement to FFTW. Such payment will be placed in an escrow account until such time as the New Sub-Advisory Agreement is approved by the Fund’s shareholders; upon such approval, BWAM will receive all fees held in escrow as well as the sub-advisory compensation going forward.

There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement terminates upon the earlier of (i) the 150th day following the termination of the Current Sub-Advisory Agreement or (ii) the effectiveness of the New Sub-Advisory Agreement.

Terms of the New Sub-Advisory Agreement

It is proposed that AIFS and BWAM, on behalf of the Fund, enter into the New Sub-Advisory Agreement, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of BWAM Sub-Advisory Agreements by the Board,” the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement on June 25, 2010.

The terms of the New Sub-Advisory Agreement are the same in all material respects as the terms of the Current Sub-Advisory Agreement, which was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on June 25, 2010. A copy of the form of the New Sub-Advisory Agreement is attached as Appendix A to this Proxy Statement.

Under the New Sub-Advisory Agreement, pursuant to the oversight and supervision of AIFS and the direction and control of the Board, BWAM will perform certain of the day-to-day operations of the Fund which include the following services at the request of AIFS: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the investment policies of the Fund; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of the Fund’s assets; (v) maintaining the books and records as are required to support Fund investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with BWAM’s proxy voting policies and procedures. At the request of AIFS, BWAM will also, subject to the oversight and supervision of AIFS and the direction and control of the Board, consult with AIFS as to the overall management of the Fund’s assets and the investment policies and practices of the Fund. The nature of the services to be performed by BWAM pursuant to the New Sub-Advisory Agreement is expected to be substantially similar to the services performed by FFTW under the Current Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated without penalty at any time by the Trust with respect to the Fund (either by the Board or by a majority vote of the Fund’s outstanding shares), or by AIFS on 60-days’ written notice to BWAM, and it will automatically terminate in the event of its assignment as defined in the 1940 Act.

Sub-Advisory Fee

The investment advisory fee rate paid by the Fund will not change as a result of the Board’s approval of the BWAM Sub-Advisory Agreements. Under the current Advisory Agreement between AIFS and the Fund, the Fund pays AIFS an investment advisory fee at an annual rate equal to 0.40% of the average daily value of the Fund’s net assets. The current Advisory Agreement, dated November 14, 2005, was last approved by shareholders on July 23, 2010 and reviewed and approved by the Board at a meeting held June 25, 2010 (see below for further details on the Board approval). AIFS pays the investment sub-advisory fee out of the advisory fee received from the Fund. AIFS previously paid to FFTW a sub-advisory fee equal to 0.20% of the Fund’s average daily net assets. Pursuant to the BWAM Sub-Advisory Agreements, AIFS will pay to BWAM a sub-advisory fee equal to 0.20% of the Fund’s average daily net assets.

Approval of BWAM Sub-Advisory Agreements by the Board

At a meeting held June 25, 2010 (the “2010 Contract Renewal Meeting”), the Board unanimously approved the BWAM Sub-Advisory Agreements, including all of the Independent Trustees. At that same meeting, the Board, including the Independent Trustees, reviewed certain materials and approved the continuation of the current Advisory Agreement and Expense Limitation Agreement between the Fund and AIFS.

In determining whether or not it was appropriate to approve the BWAM Sub-Advisory Agreements and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of AIFS, considered various materials and representations provided by AIFS and BWAM and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that it had received throughout the year as part of its regular oversight of the Trust and information from AIFS that was provided in connection with the 2010 Contract Renewal Meeting.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund under the BWAM Sub-Advisory Agreements is the same as the compensation paid under the Current Sub-Advisory Agreement; (2) AIFS’ and BWAM’s representation that each will keep any existing expense limitation agreement in effect; (3) that the terms and conditions of the BWAM Sub-Advisory Agreements are substantially identical to those of the Current Sub-Advisory Agreement; and (4) the commitment of AIFS and BWAM that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the 2010 Contract Renewal Meeting, the Board reached its determinations with respect to the BWAM Sub-Advisory Agreements, based on the following factors: (1) the quality of BWAM’s investment advisory and other services; (2) BWAM’s investment management personnel; (3) BWAM’s operations and financial condition; (4) BWAM’s brokerage practices (including any soft dollar arrangements and any benefits BWAM would receive from its relationship with the Fund); (5) the level of the fees that BWAM charges compared with the fees charged to comparable mutual funds or accounts; (6) the Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether AIFS had waived or reimbursed any fees; (8) the level of BWAM’s profitability including the anticipated impact to its profitability under its relationship with the Fund; (9) BWAM’s compliance systems; (10) BWAM’s policies on and compliance procedures for personal securities transactions; (11) BWAM’s reputation, expertise and resources in the financial markets; and (12) the Fund’s performance compared with similar mutual funds.

At the 2010 Contract Renewal Meeting, the Trustees discussed the extent to which economies of scale were projected by AIFS and BWAM to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of AIFS and BWAM and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of AIFS and BWAM. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit AIFS and BWAM by reducing the expenses AIFS and BWAM must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the BWAM Sub-Advisory Agreements, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of AIFS and BWAM to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, AIFS and BWAM in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the BWAM Sub-Advisory Agreements are in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved the BWAM Sub-Advisory Agreements and voted to recommend approval by the Fund’s shareholders with respect to the New Sub-Advisory Agreement.

If shareholders approve the New Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

How does Proposal 1 affect shareholders of the Fund?

There will be no increase in advisory fees for the Fund due to the New Sub-Advisory Agreement. The annual advisory fees will remain 0.40% of average net assets. In addition, AIFS continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.45% and 0.80% for Institutional Class shares and Class A shares, respectively. The expense limitations are in effect until March 1, 2012.

Shareholders will be subject to additional risks due to the additional investment strategies employed by the new sub-adviser, BWAM. The Fund’s most recent prospectus, dated March 1, 2011, has been updated to reflect the new investment strategies and related risks as provided below.

PRINCIPAL STRATEGIES. The Fund will employ an investment strategy to include (1) international fixed income securities; and (2) high yield securities. The Fund may invest up to 20% of its net assets in each strategy.

PRINCIPAL RISKS. Based on the above additional investments, the Fund will be subject to the risks noted below.

Foreign Securities Risk.  Such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuation, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of foreign markets.

High Yield Securities.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.

Information About Boyd Watterson Asset Management, LLC

Boyd Watterson Asset Management, LLC is headquartered at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM managed more than $4.8 billion in assets on February 28, 2011. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202.

The BWAM Fixed Income investment team of Brian Gevry, James Shirak, Gregory Cobb and David Dirk is jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below.

Portfolio Managers.

Brian L. Gevry, CFA. Mr. Gevry is the Chief Investment Officer at Titanium Asset Management Company and the Chief Executive Officer at BWAM.  Mr. Gevry joined Duff and Phelps Investment Management Company (BWAM’s predecessor) in 1991 and has 19 years experience working in the investment industry.  He currently manages the investment staff and the multiple offices of Titanium Asset Management Company and its subsidiaries.  Mr. Gevry is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute. Mr. Gevry earned his BA from Cleveland State University and an MBA from Case Western Reserve University.

James R. Shirak.  Mr. Shirak is an Executive Vice President and the Deputy Chief Investment Officer at BWAM.  Mr. Shirak joined BWAM in 2000 and has 47 years experience working in the investment industry.  Prior to joining BWAM, he was the Managing Director of Fixed Income at Sterling Asset Management, Co., Fixed Income Portfolio Manager at BP America, Inc., and Senior Investment Officer at Republic Steel and Lincoln National Corp.  Mr. Shirak is an affiliated member of the CFA Society of Cleveland and the CFA Institute and a member and past President of the Bond Club of Cleveland. Mr. Shirak earned his BA from Ohio University and an MBA from Ohio University

Gregory H. Cobb. Mr. Cobb is an Executive Vice President and the Lead Fixed Income Strategist at BWAM.  Mr. Cobb joined Sovereign Advisers in 1999 which subsequently merged into BWAM on January 1, 2011.  At Sovereign Advisers, Mr. Cobb was a managing director and the chief investment officer of the firm.  He has more than 20 years experience working in the investment industry.  Prior to joining Sovereign Advisers, he was a senior portfolio manager for the fixed-income divisions of Bank of America, Trusco Capital Management and Barnett Banks.  Mr. Cobb is an affiliated member of the CFA Society of North Carolina and the CFA Institute.  Mr. Cobb earned his BA degree in economics from the University of North Carolina at Chapel Hill where he also pursued post-graduate studies in economics and finance.

David M. Dirk, CFA. Mr. Dirk is a Senior Vice President and the Director of Portfolio Management and Trading at BWAM.  Mr. Dirk joined BWAM in 1996 and has 14 years experience working in the investment industry.  Mr. Dirk is a senior fixed income strategist and portfolio manager at BWAM.  He is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute.  Mr. Dirk earned his BA from Baldwin-Wallace College and an MBA from Case Western Reserve University.

Additional Information Regarding BWAM

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of BWAM is set forth in below. For further information regarding BWAM, please see www.boydwaterson.com.

Name*	Title or Status
Clyde E. Bartter	Vice Chairman
Timothy M. Hyland	Senior Executive Vice President
Brian L. Gevry	CEO / Chief Investment Officer
Michael E. Bee	Senior Executive Vice President
James R. Shirak	Executive Vice President
James A. Waler	Executive Vice President/Chief Operations Officer
John L. Walsh	Chief Compliance Officer
Titanium Asset Management Corp.	Member
Robert E. Kelly	Vice Chairman

*The address for all of the above is 1801 East 9th Street, Suite 1400, Cleveland, OH 33113, except for Titanium Asset Management Corp. and Robert E Kelly, both residing at 777 E. Wisconsin Ave., Milwaukee, WI 53202.

Other Funds Advised by BWAM. As of the Record Date, BWAM does not act as investment adviser with respect to another registered investment company having similar investment objectives as the Fund.

Relationships with the Fund. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of BWAM or has any material direct or indirect interest in BWAM or any other person controlling, controlled by or under common control with BWAM.

During the fiscal year ended October 31, 2010, the Fund paid no commissions to brokers affiliated with BWAM.

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by AIFS.

Vote Required for Proposal 1

Shareholders of the Fund who own shares at the close of business on the Record Date, will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

If the shareholders of the Fund should fail to approve the New Sub-Advisory Agreement, the Trustees will promptly seek to enter into a new investment sub-advisory agreement for the Fund, subject to approval by the Fund’s shareholders.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 1.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUND

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Fund as a whole. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of each Class of the Fund were those listed in Appendix B.

Each share of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares owned as of the Record Date.  As of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets

Core Plus Fund	TBD	TBD

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by AIFS, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AIFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund  present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by  proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment with respect to the Proposal those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

 The Fund’s Distributor

Matrix Capital Group, Inc., which is located at 420 Lexington Avenue, Suite 601, New York, NY 10170, serves as the Distributor for the Fund pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. AIFS also provides the Trust with office space, facilities and business equipment and generally administers the Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund.

AIFS has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Fund pursuant to a Sub-Administration Services Agreement with the Trust.

Affiliated Broker

During the Fund’s most recent fiscal year, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, AIFS or BWAM, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

_______________, 2011

APPENDIX A

AMENDED INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ___ day of __________, 2011 by and between American Independence Financial Services, LLC (the "Adviser"), and Boyd Watterson Asset Management, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware

business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the Core Plus Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Fund, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to each Fund’s transactions as they may reasonably request.

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3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the Funds during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fails to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

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As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Boyd Watterson Asset Management, LLC	American Independence Financial Services, LLC
By:	By:
Title:	Title:

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Schedule A

to the

Investment Sub-Advisory Agreement

between

American Independence Financial Services, LLC

and

Boyd Watterson Asset Management, LLC

For the

Core Plus Fund

American Independence Financial Services, LLC shall pay compensation to Boyd Watterson Asset Management pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

0.20% of the monthly average net assets of the Fund
(net of any fee waivers and reimbursements).

DATED: _________________, 2011

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APPENDIX B

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the following persons owned of record or beneficially 5% or more of the each Class of the Fund:

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
CORE PLUS FUND INSTITUTIONAL CLASS
MARIL & CO FBO NJ
C/O MARSHALL & ILSLEY TRUST COMPANY
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
MITRA & CO FBO NJ
C/O MARSHALL & ILSLEY TRUST COMPANY
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
NFS LLC FEBO
MARSHALL & ILSLEY TRUST CO NA
FBO INTRUST BNK NJ DLY RCRDKPG
11270 W PARK PL; STE 400
MILWAUKEE WI 53224-3638
CORE PLUS FUND CLASS A
RICHARD A WEDEMEYER &
JANE Y WEDEMEYER COMM PROP
78 SUMMIT RD
RIVERSIDE CT 06878-2127

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PROXY

American Independence Funds Trust

American Independence Core Plus Fund

(formerly, the American Independence Intermediate Bond Fund)

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

April 27, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the American Independence Core Plus Fund (the “Fund”), a separate investment series of the American Independence Funds Trust (the “Trust”), as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on April 27, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.